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                                   EXHIBIT 4.1




                           MEGO MORTGAGE CORPORATION
  NUMBER          Incorporated Under the Laws of the State        SHARES
                                 of Delaware



                             SEE REVERSE FOR CERTAIN
                                   DEFINITIONS
                               CUSIP _____________


This Certifies that____________________________________________________

Is the Owner of _____________________________________________________

FULLY-PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and signatures of its duly authorized officers.

Dated:

CHAIRMAN OF THE BOARD AND                                     SECRETARY
  CHIEF EXECUTIVE OFFICER


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                            MEGO MORTGAGE CORPORATION

         The Corporation is authorized to issue Common Stock and Preferred Stock. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any unissued series of Preferred Stock.

         This certificate and the shares represented hereby shall be subject to all of the provisions of the Certificate of Incorporation of this Corporation and of the amendments thereto, by all of which the holder by acceptance hereof is bound. The Corporation will furnish without charge to the holders hereof upon request a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each such class and series. Any such request should be made at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                TEN COM -- as tenants in common
                TEN ENT -- as tenants by the entireties
                JT TEN -- as joint tenants with right of survivorship and not as tenants in common
                UNIF GIFT MIN ACT -- (Cust) _______________
                Custodian (Minor) _______________ under
                  Uniform Gift to Minors Act (State) ____________

                Additional abbreviations may also be used though not in the above list.

                For Value Received ___________________hereby sell, assign and transfer unto _________________________________________________________________
_______________________________________________________________________________

      PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________
     (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

___________ shares of the stock represented by the _______________ within Certificate, and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED:____________________                       SIGNED:____________________

                                                 SIGNED:____________________


                                                NOTICE: The signature(s) on this
                                                assignment must correspond
                                                with the name as written upon
                                                the face of the certificate in
                                                every particular, without
                                                alteration or enlargement or
                                                any change whatever.

IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A FIRM THAT IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE OR BY A COMMERCIAL BANK OR A TRUST COMPANY.

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